                                                                   EXHIBIT 24(a)

                                POWER OF ATTORNEY


         We, the undersigned directors and officers of Esenjay Exploration, Inc., do hereby constitute and appoint David B. Christofferson our true and lawful attorney and agent, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below, which such attorney and agent may deem necessary or advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of (i) a registration statement on Form S-8, in substantially the form attached hereto as Exhibit A, relating to the registration under the Securities Act of shares of our common stock issuable under our Long-Term Incentive Plan; a registration statement on Form S-8, in substantially the form attached hereto as Exhibit B, relating to the registration of our common stock issuable under our Employee Savings Plan; and a registration statement on form S-3, in substantially the form attached hereto as Exhibit C, relating to the resale by certain of our shareholders of shares of our common stock (collectively, the "Registration Statements"), including specifically without limitation power and authority to sign for us or any of us, in our names in the capacities indicated below, any initial filings of the Registration Statements, and all amendments thereto; and we do hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.



         Signature                                     Title
         ---------                                     -----
/s/ Michael E. Johnson                  Chief Executive Officer and Director
----------------------                      (Principal Executive Officer)
Michael E. Johnson


/s/ David B. Christofferson                 Senior Vice President, General
---------------------------              Counsel and Chief Financial Officer
David B. Christofferson                     (Principal Financial Officer)



/s/ Angela D. Conway                           Comptroller and Principal
--------------------                             Accounting Officer
Angela D. Conway


/s/ David W. Berry                              Chairman and Director
------------------
David W. Berry


                                                     Director
-------------------------
Alex B. Campbell


/s/ William D. Dodge, III                            Director
-------------------------
William D. Dodge, III




         Signature                                     Title
         ---------                                     -----


                                                     Director
------------------------
Alex M. Cranberg


/s/ Jeffery B. Pollicoff                             Director
------------------------
Jeffery B. Pollicoff


                                                     Director
------------------------
Jack P. Randall


/s/ Hobart A. Smith                                  Director
-------------------
Hobart A. Smith

